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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2004
                                                         ----------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        South Carolina                   001-12669                57-079935
        --------------                   ---------                ---------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

                520 Gervais Street
            Columbia, South Carolina                               29201-3046
            ------------------------                               ----------
     (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) C. John Hipp, III, a corporate director and President and Chief Executive Officer of SCBT Financial Corporation announced his resignation from those positions, effective October 28, 2004.

     (c) (1) Robert R. Hill, Jr., age 38, has been appointed Interim Chief Executive Officer effective October 28, 2004. Mr. Hill, has served the Company as a corporate director and for the past five years as President and Chief Operating Officer of its lead bank, South Carolina Bank and Trust, N.A.

     A news release issued by the Company addressing these matters is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits.
        The following exhibits are being furnished herewith:

        99.1  The news release, dated October 28, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

October 29, 2004                SCBT Financial Corporation



                                 By:  /s/ Richard C. Mathis
                                      ----------------------
                                         Richard C. Mathis
                                         Executive Vice President and
                                         Chief Financial Officer







                                  Exhibit Index

Exhibit No                     Description of Exhibit
----------                     ----------------------

      99.1                    Press release dated October 28, 2004